EXHIBIT 10.2
PLEDGE AND SECURITY AGREEMENT
     This PLEDGE AND SECURITY AGREEMENT (as amended and supplemented, this “Agreement”), dated as of November 20, 2009, by and among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Exhibit A (collectively, jointly and severally, the “Grantors” and each, individually, a “Grantor”), and Harris N.A., in its capacity as administrative agent, for the benefit of itself and the ratable benefit of the Secured Parties (as defined below) (together with its successors and assigns in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) among CPM Acquisition Corp., CPM Wolverine Proctor, LLC, and Crown Iron Works Company (each, a “Borrower” and collectively, the “Borrowers”), the guarantors party thereto, the lenders party thereto as “Lenders” (“Lenders”), and Administrative Agent, the Lenders have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof, and
     WHEREAS, Administrative Agent has agreed to act as agent for the benefit of the Secured Parties in connection with the transactions contemplated by the Credit Agreement and this Agreement, and
     WHEREAS, in order to induce the Lenders to enter into the Credit Agreement and the other Loan Documents and to induce the Lenders to make financial accommodations to Borrowers as provided for in the Credit Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations.
     NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions.
          (a) Except as provided in this Agreement, all capitalized terms used but not defined herein (including in the preamble and recitals hereof) shall have the meanings set forth in the Credit Agreement. Any terms used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Credit Agreement; provided, however, that for all such terms used herein that are defined by the UCC if such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern.
          (b) In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the respective meanings set forth below:
          “Applicable Possessory Agent” means (i) prior to the Indenture Obligations Payment Date (as defined in the Intercreditor Agreement) (A) with respect to Indenture Priority Collateral (as defined in the Intercreditor Agreement), the Indenture Agent (as defined in the Intercreditor Agreement) and (B) with respect to ABL Priority Collateral, the Administrative Agent and (ii) after the Indenture Obligations Payment Date (as defined in the Intercreditor Agreement), the Administrative Agent.
          “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, and each Grantor’s Records relating to such Grantor’s business operations or financial condition).
          “Collateral” has the meaning ascribed thereto in Section 2.
          “Contaminant” means any pollutant, contaminant (as those terms are defined in 42 U.S.C. § 9601(33)), toxic pollutant (as that term is defined in 33 U.S.C. § 1362(13)), hazardous substance (as that term is defined in 42 U.S.C. § 9601(14)), hazardous chemical (as that term is defined in 29 CFR § 1910.1200(c)), hazardous waste (as that term is defined in 42 U.S.C. § 6903(5)) (including, without limitation, radioactive material, polychlorinated biphenyls, asbestos, petroleum, crude oil or any petroleum-derived substance, waste, or breakdown or decomposition product thereof).
          “Control Agreement” means a control agreement, in form and substance reasonably satisfactory to the Administrative Agent, executed and delivered by a Grantor, the Administrative Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).
          “Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming one or more Grantors as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright (including, without limitation, all Copyright Licenses set forth in Schedule I hereto), but, in each case, excluding any Copyright Licenses that are granted as an ancillary and non-material part of services, supply or manufacturing agreements or other collaborations with a third person principally in order to facilitate the main purpose of such arrangements or collaborations.

          “Copyright Security Agreement” means each Copyright Security Agreement among one or more Grantors and the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, a Security Interest in all of their respective Copyrights.
          “Copyrights” means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights throughout the world (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression (including computer software and internet website content) now owned or hereafter owned, acquired or used by a Grantor (including, without limitation, all copyrights described in Schedule I hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), all extensions or renewals thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.
          “Environmental Contamination” means the presence of any Contaminant.
          “Environmental Laws” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on any Grantor, imposing liability for or relating to the pollution protection of the environment, including, without limitation, (i) any actual or potential release of any Contaminant into the environment and any required notification of any Governmental Authority regarding such actual or potential release (ii) preventive or remedial measures in connection with any event or occurrence referred to in clause (i) of this definition above; and (iii) the manufacturing, processing, use, handling, packaging, labeling, sale, storage, recycling, disposal, destruction, incineration, or transportation of any Contaminant.
          “Equity Interests” means shares of Capital Stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to acquire any such equity interest (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
          “Excluded Deposit Accounts” means payroll, payroll tax, employee wage and benefit payment and other similar fiduciary accounts.
          “General Intangibles” means general intangibles as well as payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, rights in programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, rights in computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the UCC, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Property, Pledged Collateral and Negotiable Collateral.
          “Governmental Authority” means any federal, state, local or other governmental or administrative body, instrumentality, board, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute resolving panel or body.
          “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, assignments for the benefit or creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.
          “Intellectual Property Licenses” means any Patent License, Trademark License or Copyright License.
          “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks and Other Intellectual Property.
          “Negotiable Collateral” means letters of credit, letter of credit rights, instruments, promissory notes, drafts and Documents and, in any event, including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Property, Pledged Collateral and Negotiable Collateral.

          “Other Intellectual Property” means all trade secrets, ideas, inventions and improvements, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, design detail, drawings, all Software, computer software (including object and Source Code, data and related documentation), rights of publicity and privacy and other general intangibles of like nature, now or hereafter acquired, owned, developed or used by a Grantor (including, without limitation, all Other Intellectual Property set forth in Schedule I).
          “Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming one or more Grantors as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule I), but in each case, excluding any Patent Licenses that are granted as an ancillary and non-material part of services, supply or manufacturing agreements or other collaborations with a third person principally in order to facilitate the main purpose of such arrangements or collaborations.
          “Patent Security Agreement” means each Patent Security Agreement among one or more Grantors and the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, in substantially the form attached hereto as Exhibit C, pursuant to which the Grantors have granted to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, a Security Interest in all of their respective Patents.
          “Patents” means letters patent of the United States or the equivalent thereof in any other country and all registrations and applications therefor, including the patents and patent applications listed on Schedule I attached hereto and made a part hereof, and (i) all reissues, continuations, continuations-in-part, substitutes, extensions or renewals thereof and improvements thereon, (ii) the inventions disclosed or claimed therein, (iii) the right to sue for past, present and future infringements and dilutions thereof and (iv) all of each Grantor’s rights corresponding thereto throughout the world.
          “Pledged Collateral Addendum” means a Pledged Collateral Addendum substantially in the form attached hereto as Exhibit D.
          “Pledged Collateral” means collectively, (a) the Pledged Debt, (b) the Pledged Shares, (c) any other Collateral required to be pledged by a Grantor pursuant to the terms of a Loan Document and (d) all security entitlements in any and all of the foregoing.
          “Pledged Debt” means the Indebtedness described in Schedule II attached hereto and all other Indebtedness from time to time required to be pledged by a Grantor to the Administrative Agent pursuant to the terms of a Loan Document, and all interest, cash, Instruments, Investment Property, financial assets, securities, Capital Stock, other Equity Interests, stock options and commodity contracts, notes, debentures, bonds, promissory notes or other evidences of Indebtedness and all other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness; provided, that Pledged Debt shall not include (a) any promissory note specified on Schedule V or (b) any promissory note or other instrument in respect of any Indebtedness not in excess of $25,000.
          “Pledged Issuer” means any issuer of Pledged Collateral.
          “Pledged Shares” means (a) the shares of Capital Stock and other Equity Interests described in Schedule II hereto and (b) Capital Stock and other Equity Interests from time to time required to be pledged by a Grantor to the Administrative Agent pursuant to the terms of a Loan Document, whether or not evidenced or represented by any stock certificate, certificated security or other Instrument and (c) the certificates representing such shares of Capital Stock or other Equity Interests, in respect thereof and all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, Capital Stock, other Equity Interests, stock options and commodity contracts, notes, debentures, bonds, promissory notes or other evidences of Indebtedness and all other property (including, but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for, or constituting proceeds of, any or all of such Capital Stock or other Equity Interests; provided, however, that the Pledged Shares shall not include the issued and outstanding Voting Stock of any Foreign Subsidiary of any Grantor.
          “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.
          “Receivables” means all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise.
          “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
          “Secured Obligations” means each and all of the following: (a) any and all indebtedness, obligations and liabilities of the Grantors to the Secured Parties, and to any of them individually, under or in connection with or evidenced by the Credit Agreement or any other Loan Document, including, without limitation, all obligations evidenced by the Notes of the Borrowers now or hereafter issued under the Credit Agreement, all obligations of the Grantors to reimburse the Secured Parties for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and all other obligations of the Grantors under all Applications therefor, and all obligations of the Grantors, and any of them individually, with respect to Hedging Liability, Funds Transfer and Deposit Account Liability and any guaranty issued by a Grantor relating to the foregoing or any part thereof with or for the benefit of any one or more of the Secured Parties, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Parties, and any of them individually, in collecting or enforcing any of the indebtedness, obligations and liabilities described in this definition or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby.
          “Secured Parties” means the Administrative Agent, the Lenders and the L/C Issuers, together with any affiliates of the Lenders party to the Hedging Liability and Funds Transfer and Deposit Account Liability.
          “Security Interests” has the meaning ascribed thereto in Section 2.
          “Source Code” means a complete copy of the annotated source code for each version or versions of each item of computer software programs or other technology of the Grantor, in machine-readable form on machine-readable storage medium suitable for long-term storage and compatible with commonly-available computer systems then in use by the Grantor’s licensees of the computer software programs and which, when compiled, will produce the object code version of said software, including without limitation all encryption code, system documentation and flowcharts, algorithm and subroutine descriptions, memory and overlay maps, name and/or label conventions, program narrators, source code listings and other documentation and commentary reasonably necessary for a reasonably competent computer programmer to install, maintain, service, modify, enhance and otherwise use such software programs without the aid of any the Grantor, as may be necessary or reasonably appropriate for Administrative Agent, as agent, to benefit from its rights under this Agreement and the Loan Documents.
          “Supporting Obligations” means Supporting Obligations and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments or Investment Property.
          “Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming one or more Grantors as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by such Grantors and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule I hereto), but in each case, excluding any Trademark Licenses that are granted as an ancillary and non-material part of services, supply or manufacturing agreements or other collaborations with a third person principally in order to facilitate the main purpose of such arrangements or collaborations.
          “Trademark Security Agreement” means each Trademark Security Agreement among one or more Grantors and the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, in substantially the form of Exhibit E attached hereto, pursuant to which Grantors have granted to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, a Security Interest in all of their respective Trademarks.

          “Trademarks” means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, trade dress, assumed names, fictitious names, and other indicia of origin, including the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule I attached hereto and made a part hereof, and (i) all extensions, modifications and renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith and (v) all of each Grantor’s rights corresponding thereto throughout the world.
          “UCC” means the Illinois Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Administrative Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Illinois, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.
          “URL” means “uniform resource locator,” an internet web address.
          (c) For the avoidance of doubt, the following terms shall have the respective meanings provided for in the UCC:
               “Accounts”
               “Account Debtor”
               “Cash Proceeds”
               “Certificate of Title”
               “Chattel Paper”
               “Commercial Tort Claim”
               “Commodity Account”
               “Commodity Contracts”
               “Deposit Account”
               “Documents”
               “Electronic Chattel Paper”
               “Equipment”
               “Fixtures”
               “Goods”
               “Instruments”
               “Inventory”
               “Investment Property”
               “Letter-of-Credit Rights”

               “Noncash Proceeds”
               “Payment Intangibles”
               “Proceeds”
               “Promissory Notes”
               “Security Account”
               “Software”
     2. Grant of Security Interests.
          (a) Each Grantor hereby unconditionally grants, assigns and pledges to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, a continuing security interest (the “Security Interest”) in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including but not limited to such Grantor’s right, title and interest in and to the following (the “Collateral”):
(i)	Accounts;

(ii)	Books;

(iii)	Chattel Paper (whether tangible or electronic);

(iv)	Commercial Tort Claims;

(v)	Money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody or control of the Administrative Agent (or its agent or designee);

(vi)	Documents, including all negotiable and nonnegotiable Documents covering any Inventory, Equipment or other Collateral;

(vii)	General Intangibles (including, without limitation, all Payment Intangibles and Intellectual Property);

(viii)	Inventory, Equipment, Fixtures and other Goods (including all software, whether or not the same constitutes embedded software, used in the operation thereof);

(ix)	Rights under insurance contracts covering any Inventory, Equipment, Documents or other Collateral;

(x)	Instruments (including, without limitation, all Promissory Notes);

(xi)	Investment Property and any interests in Capital Stock, Equity Interests and Indebtedness;

(xii)	Letter-of-Credit Rights;

(xiii)	Pledged Collateral;

(xiv)	Deposit Accounts;

(xv)	Securities Accounts;

(xvi)	Commodities Accounts;

(xvii)	Supporting Obligations;

(xviii)	All other tangible and intangible personal property of each Grantor (whether or not subject to the UCC), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of a Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data, computer programs, and instructions for execution by a computer processor (including the code in such Software, computer programs, or instructions) in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(xix)	all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;
in each case, howsoever the Grantor’s interest therein may arise or appear (whether by ownership, Security Interest, claim or otherwise).
          (b) Notwithstanding anything herein to the contrary, the term “Collateral” shall not include, and no Grantor is pledging or otherwise granting a Security Interest hereunder in, any of such Grantor’s right, title or interest in the following assets (the “Excluded Assets”):
(i)	Light trucks and other non-commercial passenger motor vehicles; owned or leased by such Grantor

(ii)	Any lease or sublease (whether in respect of personal property or Real Property) in which the Grantor’s interest therein is solely as a lessee or sublessee;

(iii)	the Voting Stock of each Grantor’s Foreign Subsidiaries; and

(iv)	Excluded Deposit Accounts.
          Furthermore, the term “Collateral” shall not include, and no Grantor is pledging, nor granting a Security Interest hereunder in, any of such Grantor’s right, title or interest in (A) (1) any license, contract or agreement to which such Grantor is a party as of the date hereof or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract or agreement on the date hereof, result in a breach of the terms of, or constitute a default under, such license, contract or agreement and (2) any property and assets of any Grantor in which a Lien may not be granted without governmental approval or consent or in which the granting of a Lien is prohibited by applicable law, but only for so long as the Grantor has not obtained such approval or consent (in each case, other than to the extent that any such term or restriction (i) has been waived or (ii) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the UCC or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (x) immediately upon the ineffectiveness, lapse or termination of any such provision or restriction, the Collateral shall include, and such Grantor shall be deemed to have granted a Security Interest in, all such right, title and interest as if such provision or restriction had never been in effect and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Administrative Agent’s unconditional continuing Security Interest in and Liens upon any rights or interest of a Grantor in or to the proceeds of, or any monies due or to become due under, any such license, contract, agreement, property or assets, or (B) all intent-to-use United States trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office; provided, that, upon such filing and acceptance, such intent to use applications shall be included in the definition of Collateral.
          In addition, if the Administrative Agent determines that the burden or cost of obtaining a Security Interest (or a perfection thereof) in any assets sufficiently outweighs the benefit to the Secured Parties of the security to be afforded thereby (or the perfection thereof), such assets may be excluded from the requirement that a Security Interest be granted therein or that Security Interests therein be perfected, as the case may be.
          (c) Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets” of such Grantor or words of similar effect and (ii) contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the Real Property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.
          Each Grantor also ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
          The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party. The foregoing rights of the Administrative Agent shall not be construed as a duty of the Administrative Agent, it being expressly understood and agreed that the Grantors shall bear the responsibility of all such filings.
          (d) The Security Interest is granted as security only and shall not subject the Administrative Agent, any Secured Party or any other secured party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.
     3. Security for Secured Obligations. This Agreement and the Security Interests created hereby secure the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Administrative Agent, the Secured Parties or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. Pledged Collateral. As additional security for the payment or performance of the Secured Obligations, each Grantor hereby assigns and pledges to the Administrative Agent and its successors and assigns, for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent and its successors and assigns, for its benefit and the ratable benefit of the Secured Parties, a continuing Security Interest in all of such Grantor’s right, title and interest in, to and under the Pledged Collateral set forth on Schedule II.
          TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, forever.

     5. Delivery of the Pledged Collateral.
     (a) (i) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Applicable Possessory Agent (or its custodian, designee or other nominee) on or prior to the date of the execution and delivery of this Agreement. All Pledged Collateral thereafter required from time to time to be pledged to the Administrative Agent pursuant to the terms of this Agreement or the other Loan Documents (the “Additional Pledged Collateral”) shall be delivered to the Applicable Possessory Agent (or its custodian, designee or other nominee) promptly upon, but in any event within five (5) Business Days of, receipt thereof by or on behalf of any Grantor. All such promissory notes, certificates and Instruments shall be held by or on behalf of the Administrative Agent (or its custodian, designee or other nominee or the Applicable Possessory Agent) pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank. If any Pledged Collateral of any Grantor consists of uncertificated securities, unless the immediately following sentence is applicable thereto, such Grantor shall cause the Administrative Agent (or its custodian, nominee or other designee or the Applicable Possessory Agent) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Administrative Agent with respect to such securities without further consent by any Grantor. If any Pledged Collateral of the Grantors consists of security entitlements, such Grantor shall transfer such security entitlements to the Administrative Agent (or its custodian, nominee or other designee or the Applicable Possessory Agent), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Administrative Agent without further consent by the Grantor.
               (ii) Within five (5) Business Days of the receipt by a Grantor of any Additional Pledged Collateral, a Pledged Collateral Addendum, duly executed by such Grantor, shall be delivered to the Administrative Agent in respect of the Additional Pledged Collateral that must be pledged pursuant to this Agreement and the other Loan Documents. Each Pledged Collateral Addendum shall upon execution and delivery thereof constitute part of Schedule II hereto. Each Grantor hereby authorizes the Administrative Agent to attach each Pledged Collateral Addendum to this Agreement and agrees that all certificates, promissory notes or Instruments listed on any Pledged Collateral Addendum delivered to the Administrative Agent (or its custodian, nominee or other designee or the Applicable Possessory Agent) shall for all purposes hereunder constitute Pledged Collateral and such Grantor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 7 hereof with respect to such Additional Pledged Collateral.
          (b) (i) If a Grantor shall receive, by virtue of the Grantor’s being or having been an owner of any Pledged Collateral, any (A) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other Instrument, (B) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, or (C) dividends, distributions, cash, Instruments,

Investment Property and other property in connection with a partial or total liquidation or dissolution, such Grantor shall receive such stock certificate, promissory note, Instrument, option, right, payment or distribution in trust for the benefit of the Administrative Agent, shall segregate it from the Grantor’s other property and shall deliver it forthwith to the Administrative Agent (or its custodian, nominee or other designee or the Applicable Possessory Agent), in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Administrative Agent (or its custodian, nominee or other designee or the Applicable Possessory Agent) as Pledged Collateral and as further collateral security for the Secured Obligations.
               (ii) If an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the applicable Grantor of the Administrative Agent’s exercise of voting, consensual or dividend rights with respect to the Pledged Collateral pursuant to Section 18 hereof, if a Grantor shall receive, by virtue of the Grantor’s being or having been an owner of any Pledged Collateral, (A) dividends payable in cash or in securities or other property or (B) dividends, distributions, cash, Instruments, Investment Property and other property in connection with a reduction of capital, capital surplus or paid-in surplus, such Grantor shall receive such stock dividends, distributions, cash, Instrument and Investment Property, shall segregate it from the Grantor’s other property and shall deliver it forthwith to the Administrative Agent (or its custodian, nominee or other designee or the Applicable Possessory Agent), in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Administrative Agent (or its custodian, nominee or other designee or the Applicable Possessory Agent) as Pledged Collateral and as further collateral security for the Secured Obligations.
     6. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent or any Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral and (c) neither the Administrative Agent nor any Secured Party shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall either the Administrative Agent or any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses. Without limiting the generality of the foregoing, it is the intention of the parties hereto that each applicable Grantor retain record and beneficial ownership of the Pledged Collateral, including all voting, consensual, and dividend rights, until the occurrence of an Event of Default and until the Administrative Agent shall notify the applicable Grantor of the Administrative Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Collateral pursuant to Section 18 hereof.
     7. Representations and Warranties. Each of the Grantors, jointly and severally, hereby represents and warrants to and with the Administrative Agent, for itself and for the ratable benefit of the Secured Parties as follows:
          (a) Schedule III hereto sets forth (i) the exact legal name of such Grantor, (ii) the jurisdiction of organization of such Grantor, (iii) the type of organization of such Grantor and (iv) the organizational identification number of such Grantor (or states that no such organizational identification number exists).
          (b) This Agreement creates a valid Security Interest in the Collateral of such Grantor, to the extent a Security Interest therein can be created under the UCC, securing the payment and performance of the Secured Obligations. Except to the extent a Security Interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC, all filings and other actions necessary or desirable to perfect and preserve such Security Interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and the Administrative Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule III attached hereto. Upon the making of such filings by the Grantor, the Administrative Agent shall have a first priority perfected Security Interest, subject to Indenture Obligations (as defined in the Intercreditor Agreement) and any Permitted Liens that are given priority by law, in the Collateral of each Grantor to the extent such Security Interest can be perfected by the filing of a financing statement.
          (c) With respect to such Grantor’s Receivables scheduled, listed or referred to in any Borrowing Base Certificates delivered to Administrative Agent pursuant to the Credit Agreement, except to the extent that such Grantor has otherwise notified the Administrative Agent in writing, (i) such Grantor is the lawful owner of the Receivables and has the right to subject the Receivables to a security interest in favor of the Administrative Agent, for the benefit of the Secured Parties; (ii) the Receivables are genuine, are in all material respects what they purport to be, and are not evidenced by a judgment; (iii) the Receivables represent undisputed, bona fide transactions completed substantially in accordance with the material terms and provisions contained in the documents delivered to the Administrative Agent with respect thereto; (iv) the amounts shown on the books and records of such Grantor, and all invoices and statements which may be delivered to Administrative Agent with respect thereto, are actually and absolutely owing to such Grantor and are not in any way contingent on any future performance by any Grantor; (v) no payments have been or shall be made on the Receivables except payments promptly delivered to the Administrative Agent or the Collection Account in accordance with the Credit Agreement; (vi) there are no setoffs, counterclaims or disputes asserted, or, to the best of such Grantor’s knowledge, existing (including without limitation any potential offsets for advertising rebates), with respect to the Receivables; and (vii) from and after the date hereof the services furnished and/or goods sold giving rise to the Receivables were not, at the time of sale by such Grantor to any Account Debtor, subject to any lien, claim, encumbrance or security interest except that of the Administrative Agent, for the benefit of the Secured Parties and except for Liens permitted by clause (h) of the defined term Permitted Liens.
          (d) With respect to such Grantor’s Inventory scheduled, listed or referred to in any Borrowing Base Certificates delivered to Administrative Agent pursuant to the Credit Agreement, except to the extent that such Grantor has otherwise notified the Administrative Agent in writing, (i) such Grantor is the lawful owner of such Inventory and has the right to subject such Inventory to a security interest in favor of the Administrative Agent, for the benefit of the Secured Parties; (ii) it is located on one of the premises listed on Schedule VII and is not in transit unless (A) it is in-transit between two of Grantors locations set forth on Schedule VII and (B) its value, together with the value of all such in-transit inventory, does not exceed $1,000,000; and (iii) it is not subject to any lien or security interest whatsoever except for the security interests granted to the Administrative Agent, for the benefit of the Secured Parties and except Liens permitted by clause (h) of the defined term Permitted Liens.
          (e) (i) Except for the Security Interests created hereby, such Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Collateral indicated on Schedule II as being owned by such Grantor and, when acquired by such Grantor, any Pledged Collateral acquired after the date hereof; (ii) all of the Pledged Shares are duly authorized, validly issued, fully paid and nonassessable and the Pledged Shares constitute or will constitute the percentage of the issued and outstanding Capital Stock of the Pledged Issuer of such Grantor identified on Schedule II hereto as supplemented or modified by any Pledged Collateral Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Property pledged by such Grantor to the Administrative Agent as provided herein; (iv) subject to the Intercreditor Agreement to the extent then in effect, all actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, the Administrative Agent’s Liens in the Investment Property, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by the Administrative Agent (or its agent or designee) of any certificates constituting the Pledged Shares, to the extent such Pledged Collateral are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule IV attached hereto for such Grantor with respect to the Pledged Shares of such Grantor that are not represented by certificates and (D) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto; and (v) each Grantor has delivered to and deposited with the Applicable Possessory Agent (or, with respect to any Pledged Shares created or obtained after the date hereof, will deliver and deposit in accordance with Section 8(a) and Section 11 hereof) all certificates representing the Pledged Shares owned by such Grantor to the extent such Pledged Shares are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Shares owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

               (ii) There is no payment or other material default, breach, violation or event of acceleration existing under any Pledged Debt and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a payment or other material default, breach, violation or event of acceleration under the Pledged Debt. Such Grantor, if it is an obligee under a Pledged Debt, has not waived any default, breach, violation or event of acceleration under such Pledged Debt. A true, correct and complete list of the Pledged Debt is set forth on Schedule II.
          (f) Such Grantor is the sole legal and beneficial owner, or exclusive or non-exclusive licensee, of all Intellectual Property rights that are necessary to the conduct of its business as currently conducted. As of the date hereof, (i) such Grantor has no ownership interest in, or title to, any Copyrights, Patents or Trademarks that are registered or the subject of pending applications for registrations, except as set forth on Schedule I, respectively, attached hereto; (ii) such Grantor has no ownership interest in, or title to, any Copyrights, Patents or Trademarks that are material to such Grantor’s businesses as currently conducted and that are not registered or the subject of pending applications for registrations, except as set forth in Schedule I, respectively, attached hereto; and (iii) such Grantor is not a party to any Intellectual Property Licenses, except as set forth on Schedule I attached hereto. This Agreement is effective to create a valid and continuing Lien on such Grantor’s Copyrights, Patents and Trademarks and all of its rights and interests in and to any Intellectual Property Licenses. Upon the filing of the Copyright Security Agreement with the United States Copyright Office and the filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule IV hereto, all action necessary or desirable to protect and perfect the Security Interest in and to such Grantor’s United States Patents, Trademarks, or Copyrights has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from such Grantor. Such Grantor has no interest in any Copyright that is necessary in connection with the operation of the Grantor’s business, except for those Copyrights identified on Schedule I attached hereto which have been registered with the United States Copyright Office.
          (g) Schedule VI attached hereto sets forth all Real Property owned by each Grantor as of the date hereof.
          (h) This Agreement is, and each other Loan Document to which such Grantor is or will be a party, when executed and delivered, will be, a legal, valid and binding obligation of such Grantor in accordance with the terms thereof, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.
          (i) There is no pending or, to the best knowledge of such Grantor after reasonable inquiry, threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or any arbitrator, that may adversely affect the grant by such Grantor, or the perfection, of the Security Interest purported to be created hereby in the

Collateral, or the exercise by the Administrative Agent of any of its rights or remedies hereunder.
          (j) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights, other than any such rights (i) pursuant to that certain Amended Joint Venture Contract between Crown Acquisition Corp. (as transferee of Crown Holdings, Inc.) and Wuhan Jinma Food Industry Technology Co., Ltd., or (ii) with respect to the shares of Capital Stock of any entity (other than any Grantor) that are pledged following the date hereof, otherwise created for purposes other than avoiding the obligations of the Grantors hereunder. Except as noted in Schedule II hereto, as of the date hereof, the Pledged Shares constitute 100% of the issued shares of Capital Stock of the Pledged Issuers that are Subsidiaries that are Domestic Subsidiaries. All other shares of Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable.
          (k) All Equipment, Fixtures, Inventory and other Goods of such Grantor now existing are, and all Equipment, Fixtures, Inventory and other Goods of such Grantor hereafter existing will be, located at the addresses specified therefor in Schedule VII hereto (as amended, supplemented or otherwise modified from time to time in accordance with Section 8(g) hereof). Each Grantor’s chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper (if any) are located at the addresses specified therefor in Schedule VIII hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof in accordance with Section 8(g) hereof). None of the Accounts is evidenced by Promissory Notes or other Instruments. Set forth in Schedule IX hereto is a complete and accurate list, as of the date hereof, of each Deposit Account, Securities Account and Commodities Account of such Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. As of the date hereof, set forth in Schedule I hereto is (i) a complete and correct list of each trade name used by each Grantor and (ii) the name of, and each trade name used by, each Person from which such Grantor has acquired any substantial part of the Collateral within five years of the date hereof.
          (l) Such Grantor is and will be at all times the sole and exclusive owner of, or otherwise has and will have adequate rights in, the Collateral, free and clear of any Lien except for the Liens created by this Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except such as may have been filed to perfect or protect any Permitted Lien.
          (m) The exercise by the Administrative Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in, or require the creation of, any Lien (other than the Liens granted pursuant to Section 2 hereof) upon or with respect to any of its properties.

          (n) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally.
          (o) The Grantor has made in good faith and in accordance with the procedures and regulations of the United States Copyright Office and the United States Patent and Trademark Office, as applicable, all payments, filings and recordations necessary to protect and maintain its interest in the Intellectual Property rights identified on Schedule I in the United States in a manner sufficient to claim in the public record such Grantor’s ownership thereof, including (i) making all necessary registration, maintenance, and renewal fee payments; and (ii) filing all necessary documents, including all applications for registration of such Intellectual Property rights.
          (p) As of the date hereof, such Grantor does not hold any Commercial Tort Claims nor is aware of any such pending claims, except for such claims described in Schedule X.
          (q) Except as set forth on Schedule XI, no claim has been made in writing and is continuing or, to the best of such Grantor’s knowledge (after reasonable inquiry), threatened that the use by the Grantor of any Intellectual Property rights that are material to the conduct of its business does or may violate the Intellectual Property rights of any Person. To the best of such Grantor’s knowledge (after reasonable inquiry), there is currently no infringement or unauthorized use of any item of Intellectual Property rights contained on Schedule I.
     8. Covenants. Each of the Grantors hereby covenants, jointly and severally, to and with the Administrative Agent for itself and for the ratable benefit of the Secured Parties as follows:
          (a) Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Property, or Chattel Paper, in each case, in excess of $25,000, and if and to the extent that perfection or priority of the Administrative Agent’s Security Interest is dependent on possession, the applicable Grantor, immediately upon the reasonable request of the Administrative Agent and in accordance with Section 11 hereof and subject to the Intercreditor Agreement, shall execute such other documents and instruments as shall be reasonably requested by the Administrative Agent and, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Property, or Chattel Paper to the Administrative Agent, together with such undated powers endorsed in blank as shall be requested by Administrative Agent.

          (b) Chattel Paper.
               (i) Each Grantor shall take all steps reasonably necessary to grant the Administrative Agent (or the Applicable Possessory Agent) control of all electronic Chattel Paper in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction; and
               (ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), in each case, with a value in excess of $25,000, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Harris N.A., as Administrative Agent for the benefit of the Secured Parties”.
          (c) Control Agreements.
               (i) Except to the extent otherwise permitted by the Credit Agreement, each Grantor shall obtain an authenticated Control Agreement, from each bank maintaining a Deposit Account (other than an Excluded Deposit Account) for such Grantor; and
               (ii) Except to the extent otherwise permitted by the Credit Agreement, each Grantor shall obtain authenticated Control Agreements, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.
          (d) Letter of Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit in excess of $50,000 shall promptly (and in any event within five Business Days after becoming a beneficiary), notify the Administrative Agent thereof and enter into a tri-party agreement with the Administrative Agent and the issuer or confirmation bank with respect to letter-of-credit rights (as that term is defined in the UCC) assigning such letter-of-credit rights to the Administrative Agent and directing all payments thereunder to the Administrative Agent’s Account.
          (e) Commercial Tort Claims. Each Grantor shall promptly (and in any event within five Business Days of receipt thereof) notify the Administrative Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim with a value in excess of $25,000 after the date hereof and promptly amend Schedule X to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things necessary to give the Administrative Agent a first priority, perfected Security Interest in any such Commercial Tort Claim (subject to the Intercreditor Agreement to the extent then in effect).

          (f) Government Contracts. If any Account or Chattel Paper with a value in excess of $25,000 arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, each Grantor shall promptly (and in any event within five Business Days of the creation thereof) notify the Administrative Agent thereof in writing and execute any instruments or take any steps required or necessary in order that all moneys due or to become due under such contract or contracts shall be assigned to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law.
          (g) Location of Equipment and Inventory. Each Grantor will keep the Equipment and Inventory (other than Equipment and Inventory sold in the ordinary course of business or in transit Equipment or in transit Inventory) at the locations specified in Schedule VII hereto or, upon not less than 30 days’ prior written notice to the Administrative Agent accompanied by a new Schedule VII hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as such Grantor may elect, provided that (i) all action has been taken to grant to the Administrative Agent a perfected, first priority security interest in such Equipment and Inventory (subject to the Intercreditor Agreement to the extent then in effect and Permitted Liens) and (ii) the Administrative Agent’s rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the Security Interest created hereby in such Equipment and Inventory, are not adversely affected thereby. Each Grantor will maintain its chief place of business and chief executive office, and the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper (if any) are located at the addresses specified therefor in Schedule VIII hereto or, upon not less than 30 days’ prior written notice to the Administrative Agent accompanied by a new Schedule VIII hereto indicating each new chief place of business or chief executive officer or new location of Records or originals of Chattel Paper, at such other locations in the continental United States as such Grantor may elect, provided that (i) all action has been taken to grant to the Administrative Agent a perfected, first priority security interest in such Records and Chattel Paper (subject to the Intercreditor Agreement to the extent then in effect and Permitted Liens) and (ii) the Administrative Agent’s rights in such Records and Chattel Paper, including, without limitation, the existence, perfection and priority of the Security Interest created hereby in such Records and Chattel Paper, are not adversely affected thereby.
          (h) Condition of Equipment. Each Grantor will maintain or cause the Equipment which is necessary or useful in the proper conduct of its business to be maintained and preserved in good condition, repair and working order as when acquired and in accordance with any manufacturer’s recommendations, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to such Equipment reasonably promptly after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, to such end. Each Grantor will promptly furnish to the Administrative Agent a statement describing in reasonable detail any loss or damage in excess of $25,000 to any Equipment.

          (i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within five Business Days of acquisition) notify the Administrative Agent of the acquisition of such Real Property. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to Real Property.
          (j) Taxes, Etc. Subject to Section 8.3 of the Credit Agreement, each Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory.
          (k) [Intentionally Omitted]
          (l) Transfers and Other Liens. No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute the Administrative Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents.
          (m) Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within ten Business Days of acquiring or obtaining such Collateral) notify the Administrative Agent in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Property, Chattel Paper (electronic, tangible or otherwise), Documents, Promissory Notes, or Instruments, in each case, with a value in excess of $25,000, or (ii) any amount in excess of $25,000 payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, Documents, Promissory Notes, or Instruments and, in each such case in accordance with Section 11 hereof, promptly execute such other Documents and Instruments, or if applicable, deliver such Chattel Paper, other Documents, Promissory Notes, Instruments or certificates evidencing any Investment Property in accordance with Section 8 hereof and do such other acts or things deemed necessary or desirable to protect the Administrative Agent’s Security Interest therein.
          (n) Receivables Reporting. Such Grantor shall promptly upon such Grantor’s learning thereof: (i) inform the Administrative Agent in writing of any material delay in the performance by such Grantor of any of its obligations to any Account Debtor or of any assertion of any claims, offsets or counterclaims by any Account Debtor, in either case in excess of Twenty-Five Thousand Dollars ($25,000); and (ii) furnish to and inform the Administrative Agent of all material adverse information relating to the financial condition of any Account Debtor that has Receivables outstanding that in the aggregate exceed Twenty-Five Thousand Dollars ($25,000).

          (o) Records. Each Grantor shall keep adequate Records concerning the Accounts, Chattel Paper and Pledged Collateral
          (p) Intellectual Property.
               (i) Upon the reasonable request of the Administrative Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to the Administrative Agent one or more Copyright Security Agreements, Trademark Security Agreements or Patent Security Agreements to further evidence the Administrative Agent’s Lien on such Grantor’s Patents, Trademarks or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;
               (ii) Each Grantor shall have the duty, to the extent commercially reasonable in the operation of such Grantor’s business, in such Grantor’s business judgment, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement and (D) to take reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings unless intentionally abandoned as permitted under the Credit Agreement. Each Grantor shall promptly file an application with the United States Copyright Office for any United States Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with the operation of, or material to, such Grantor’s business. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is material or economically desirable to the operation of such Grantor’s business without the prior written consent of the Administrative Agent;
               (iii) Grantors acknowledge and agree that neither the Administrative Agent nor the Secured Parties shall have any duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 8(p), each Grantor acknowledges and agrees that neither the Administrative Agent nor any Secured Party shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but the Administrative Agent may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Grantors;

               (iv) In no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Administrative Agent prior written notice thereof. Upon any such filing, each Grantor shall comply with Section 8(p)(i) hereof; and
               (v) With respect to the Intellectual Property rights that are material to the conduct of each Grantor’s business, such Grantor agrees to take all commercially reasonable steps to protect each such Intellectual Property right. Each Grantor hereby agrees to take corresponding steps with respect to each new or acquired Intellectual Property right to which it or any of its Subsidiaries is now or later becomes entitled that are material to the conduct of their businesses. Any expenses incurred in connection with such activities shall be borne solely by such Grantor.
          (q) Pledged Collateral.
               (i) Each Grantor shall, at such Grantor’s expense, promptly deliver to the Administrative Agent a copy of each material notice or other communication received by it in respect of the Pledged Collateral from any entity that is not a Subsidiary;
               (ii) Each Grantor shall, at such Grantor’s expense, defend the Administrative Agent’s right, title and Security Interest in and to the Pledged Collateral against the claims of any Person;
               (iii) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than as permitted under the Loan Documents;
               (iv) No Grantor shall, other than as expressly permitted under the Loan Documents, permit the issuance of (A) any additional shares of any class of Capital Stock of any Pledged Issuer, (B) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Capital Stock or (C) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Capital Stock; and
               (v) Each Grantor shall, if such Grantor shall receive or become entitled to receive any Pledged Collateral after the date hereof, promptly (and in any event within five Business Days of receipt thereof) deliver to the Administrative Agent a duly executed Pledged Collateral Addendum identifying such Pledged Collateral.
          (r) Inventory.
               (i) Each Grantor shall maintain a perpetual inventory system which is reconciled on a monthly basis and which accurately tracks all of the Inventory of such

Grantor and its subsidiaries and correctly and accurately itemizes and describes the type, quantity and the standard cost of Inventory and daily withdrawals therefrom and additions thereto, all of which records shall be available during usual business hours at the reasonable request of any Lender’s officers, employees or agents.
               (ii) Each Grantor warrants and agrees that none of its Inventory included in the Borrowing Base is or will be consigned to any other person or entity without the Administrative Agent’s prior written consent (which consent shall not be unreasonably withheld or delayed provided such Grantor has taken all action reasonably required by the Administrative Agent to protect its security interest therein).
          (s) Deposit Accounts.
               (i) Each Grantor shall promptly notify the Administrative Agent of any other Deposit Account (other than Excluded Deposit Accounts) opened or maintained by such Grantor after the date hereof, and shall submit to the Administrative Agent a supplement to Schedule IX to reflect such additional accounts (provided any Grantor’s failure to do so shall not impair the Administrative Agent’s security interest therein). With respect to any Deposit Account maintained by a depository institution other than the Administrative Agent, and as a condition to the establishment and maintenance of any such Deposit Account, except as otherwise permitted by the Credit Agreement, each Grantor, the depository institution, and the Administrative Agent shall execute and deliver a Control Agreement in form and substance reasonably satisfactory to the Administrative Agent which provides, among other things, for the depository institution’s agreement that it will comply with instructions originated by the Administrative Agent directing the disposition of the funds in the Deposit Account without further consent by any Grantor.
               (ii) Each Grantor shall establish accounts required by Section 4.2 of the Credit Agreement.
     9. Environmental Matters.
          (a) [Intentionally Omitted]
          (b) [Intentionally Omitted]
          (c) Prior to taking any action to institute foreclosure proceedings or take any other action in connection with any interest held by the Administrative Agent in the Collateral, the Administrative Agent shall be entitled to be indemnified to its satisfaction to protect it against all liability for Environmental Contamination arising from its ownership, operation or use of the Collateral. The Administrative Agent shall have no duty to pursue the remedy of foreclosure upon the occurrence of an Event of Default if the Administrative Agent determines that such action may subject it to any liability whatsoever.
          (d) Each Grantor, jointly and severally, to the maximum extent permitted by applicable law, agrees to indemnify the Secured Parties, as well as the Administrative Agent, their officers, directors, employees, agents, attorneys, accountants and shareholders, and agrees to hold each of them harmless from and against any and all losses, liabilities, damages, reasonable costs, expenses and claims of any and every kind whatsoever, arising out of or related to:
               (i) defending any environmental action or environmental matter relating to the Collateral; or
               (ii) any cost, liability or damage arising out of the disposition or settlement of any environmental action entered into by the Administrative Agent relating to any Real Property that may be paid or incurred by the Administrative Agent for, with respect to or as a direct or indirect result of (a) the presence in contravention of any Environmental Law (or any order of any Governmental Authority given to the Grantors) on or under, or the release from such Real Property and (b) a failure on the part of the Grantors to comply with any Environmental Laws.
          (e) The provisions of any undertakings and indemnifications set out in this Section 9 shall survive the satisfaction of the Grantors’ obligations under the Notes, and their release from any or all other obligations under this Agreement and the other Collateral Documents. Notwithstanding the foregoing, the indemnity provided by the Grantors pursuant to this Section 9 shall not apply to any liabilities or costs caused by the gross negligence, willful misconduct or bad faith of the Administrative Agent.
     10. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.
          (a) Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.
          (b) Copyright, Patent, Trademark Security Agreements. The provisions of the Copyright Security Agreements, Patent Security Agreements and Trademark Security Agreements are supplemental to the provisions of this Agreement and nothing contained in the Copyright Security Agreements, Patent Security Agreements, or Trademark Security Agreements shall limit any of the rights or remedies of the Administrative Agent hereunder.
          (c) Intercreditor Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Intercreditor Agreement to the extent then in effect, such provision of the Intercreditor Agreement shall control.
     11. Further Assurances.
          (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

          (b) Each Grantor hereby authorizes (but does not obligate) the filing by the Administrative Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to the Administrative Agent such other instruments or notices, as may be necessary or as the Administrative Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby. The parties acknowledge and agree that the foregoing authorization is not an obligation, and in no event shall the Administrative Agent have any responsibility for the preparation or filing of any financing statements, nor for the maintenance or perfection of any Lien.
          (c) Each Grantor hereby authorizes (but does not obligate) the Administrative Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail or (iii) that contain any information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by the Administrative Agent in any jurisdiction.
          (d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.
     12. Administrative Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent (or its designee) (a) may (but is not obligated to) proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to (but is not obligated to) use any Grantor’s rights under Intellectual Property Licenses to the extent permitted thereunder in connection with the enforcement of the Administrative Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses and (c) shall have the right to (but is not obligated to) request that any Capital Stock is pledged hereunder be registered in the name of the Administrative Agent or any of its nominees.
     13. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

          (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of the Administrative Agent;
          (c) to receive, endorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;
          (d) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral;
          (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;
          (f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and
          (g) to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses (provided, that, the Administrative Agent shall not be obligated to bring any such suit) and, if the Administrative Agent shall commence any such suit, the appropriate Grantor shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Administrative Agent in aid of such enforcement.
     In addition, each Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, to (i) sign such Grantor’s name on verifications of Receivables and other Collateral and send requests for verification of Collateral to such Grantor’s customers, account debtors and other obligors; provided, that, (i) Administrative Agent shall provide notice thereof to Borrower Representative reasonably promptly after completing any such verifications and (ii) so long as no Event of Default shall have occurred and be continuing, Administrative Agent shall not complete more than two verifications with respect to any Account Debtor in any twelve (12) month period; (ii) endorse such Grantor’s name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Administrative Agent’s possession; and (iii) take control in any manner of any item of payment on or proceeds of any Account of such Grantor and apply such item of payment or proceeds to the Obligations.
     To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated in accordance with the terms hereof and the Credit Agreement.
     14. Administrative Agent May Perform. Upon the occurrence and during the continuance of a Default or an Event of Default, if any Grantor fails to perform any agreement contained herein, the Administrative Agent may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.
     15. Administrative Agent’s Duties. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent’s interest in the Collateral, for the benefit of itself and the ratable benefit of the Secured Parties, and shall not impose any duty upon the Administrative Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or otherwise perfecting or maintaining the perfection of any Security Interest in the Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Administrative Agent in good faith. The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Grantors to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.
     16. Collection of Receivables.
          (a) In accordance with Section 4.2 of the Credit Agreement, each Grantor shall make collection of all of its Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.
          (b) In accordance with Section 4.2 of the Credit Agreement, each Grantor agrees that:
               (i) all Instruments and Chattel Paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by any Grantor, be immediately endorsed to and deposited with the Administrative Agent; and/or

               (ii) each Grantor shall instruct all customers and Account Debtors to remit all payments in respect of Receivables or any other Collateral to a lockbox or lockboxes under the sole custody and control of the Administrative Agent and which are maintained at one or more post offices selected by the Administrative Agent.
          (c) After the occurrence and during the continuance of any Event of Default, whether or not the Administrative Agent has exercised any or all of its rights under the other provisions of this Section 16, the Administrative Agent or its designee may notify each Grantor’s customers and Account Debtors at any time that Receivables have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and either in its own name, or any Grantor’s name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 16(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Administrative Agent’s discretion file any claim or take any other action or proceeding which the Administrative Agent may deem necessary or appropriate to protect and realize upon the security interest of the Administrative Agent in the Receivables or any other Collateral.
          (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Administrative Agent pursuant to any of the provisions of Sections 16(b) or 16(c) hereof may be handled and administered by the Administrative Agent in and through a remittance account or accounts maintained at the Administrative Agent or by the Administrative Agent at a commercial bank or banks selected or approved by the Administrative Agent (collectively the “Depositary Banks” and individually a “Depositary Bank”), and each Grantor acknowledges that the maintenance of such remittance accounts by the Administrative Agent is solely for the Administrative Agent’s convenience. The proceeds of Receivables or such other Collateral received by the Administrative Agent from any source shall be applied to the payment of the Obligations (whether or not then due and payable), or otherwise held as security therefor, in accordance with the Credit Agreement. The Administrative Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Administrative Agent and the Depositary Bank as such. However, if the Administrative Agent does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Administrative Agent or any Depositary Bank for any reason, the Administrative Agent may at its election in either instance charge the amount of such item back against any such remittance accounts or any depository account of any Grantor maintained with any Secured Party, together with interest thereon for the number of days outstanding at the rate per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) determined by adding 2.0% to the Base Rate from time to time in effect plus the Applicable Margin for Base Rate Loans under the Revolving Credit Commitment, with any change in such rate per annum as so determined by reason of a change in such Base Rate to be effective on the date of such change in said Base Rate. Upon the Administrative Agent’s reasonable request at any time Borrowing Base Certificates are required to be delivered weekly pursuant to Section 8.5(a) of the Credit Agreement, each Grantor shall furnish the Administrative Agent with a report in such form as the Administrative Agent shall reasonably require identifying the particular Receivable or such other Collateral from which any proceeds of Receivables or other Collateral transmitted to any such remittance account arise or relate. Each Grantor hereby indemnifies the Secured Parties from and against all liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges and attorneys’ fees suffered or incurred by any Secured Party because of the maintenance of the foregoing arrangements; provided, however, that no Grantor shall be required to indemnify the Secured Parties for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the person seeking to be indemnified. The Secured Parties shall have no liability or responsibility to any Grantor for the Administrative Agent or any other Depositary Bank accepting any check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.
     17. Disposition of Pledged Collateral by the Administrative Agent. None of the Pledged Collateral existing as of the date hereof are, and none of the Pledged Collateral hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, the Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Collateral than if the Pledged Collateral were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if the Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Collateral or any portion thereof to be sold at a private sale, the Administrative Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such written advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to a commercially reasonable manner in which to offer the Pledged Collateral or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that the Administrative Agent has handled the disposition in a commercially reasonable manner.
     18. Voting Rights.(a) Upon the occurrence and during the continuation of an Event of Default, (i) the Administrative Agent may, with prior notice to any Grantor, and in addition to all rights and remedies available to the Administrative Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Collateral owned by such Grantor, but under no circumstances is the Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if the Administrative Agent duly exercises its right to vote any of such Pledged Collateral, each Grantor hereby appoints the Administrative Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such

Pledged Collateral in any manner the Administrative Agent shall determine advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.
          (b) For so long as any Grantor shall have the right to vote the Pledged Collateral owned by it, such Grantor covenants and agrees that it will not vote or take any consensual action with respect to such Pledged Collateral which would adversely affect the rights of the Administrative Agent and or any Secured Party under the Loan Documents or with respect to the Collateral.
     19. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default:
          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, the Administrative Agent, without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC or any other applicable law), may take immediate possession of all or any portion of the Collateral to the extent not prohibited by applicable law and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at one or more locations where such Grantor regularly maintains Inventory and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as may be commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days written notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
          (b) The Administrative Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned or licensable by any of Grantors or with respect to which any of Grantors have sublicensable rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Administrative Agent.
          (c) Any cash held by the Administrative Agent as Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in Section 3.1 of the Credit Agreement, subject to the Intercreditor Agreement to the extent then in effect. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.
          (d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Administrative Agent shall have the right to an immediate writ of possession without notice of a hearing. The Administrative Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and, to the fullest extent permitted by law, hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by the Administrative Agent.
     20. Remedies Cumulative. Each right, power, and remedy of the Administrative Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Administrative Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Administrative Agent of any or all such other rights, powers, or remedies.
     21. Marshaling. The Administrative Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Administrative Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

     22. Indemnity and Expenses.
          (a) Each Grantor, jointly and severally, agrees to indemnify the Administrative Agent and the other Secured Parties from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) in connection with or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.
          (b) Grantors, jointly and severally, shall, upon demand, pay to the Administrative Agent all the expenses (including reasonable legal expenses) which the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.
     23. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Administrative Agent and each of Grantors to which such amendment applies.
     24. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to the Administrative Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.
     25. Continuing Security Interest; Assignments of the Notes. This Agreement shall create a continuing Security Interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in cash in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (b) be binding upon each Grantor, and their respective successors and assigns and (c) inure to the benefit of, and be enforceable by, the Administrative Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of the Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full in cash of the Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, the Administrative Agent will file or authorize the filing of appropriate termination statements to terminate such Security Interest. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to the Administrative Agent nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by the Administrative Agent, nor any other act of the Secured Parties, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the provisions of the Credit Agreement. The Administrative Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent and then only to the extent therein set forth. A waiver by the Administrative Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Administrative Agent would otherwise have had on any other occasion except to the extent expressly set forth in such waiver.
     26. Governing Law.(a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
          (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE ADMINISTRATIVE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 26(b).
          (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE

TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     27. New Subsidiaries. Pursuant to Section 4.6 of the Credit Agreement, any new Subsidiary (whether by acquisition or creation) of any Grantor or any of its Subsidiaries is required to enter into this Agreement by executing and delivering in favor of the Administrative Agent a Supplement to this Agreement (a “Supplement”) in the form of Exhibit A attached hereto. Upon the execution and delivery of the Supplement by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.
     28. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Administrative Agent” shall be a reference to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties.
     29. Miscellaneous.
          (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission (including pdf) shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission (including pdf) also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.
          (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
          (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

          (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
          (e) Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
     30. Intercreditor Agreement.
          (a) REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE ADMINISTRATIVE AGENT, FOR THE BENEFIT OF ITSELF AND THE SECURED PARTIES, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE ADMINISTRATIVE AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT TO THE EXTENT THEN IN EFFECT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT TO THE EXTENT THEN IN EFFECT AND THE PROVISIONS OF THIS AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.
          (b) Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, until the Indenture Obligations Payment Date (as defined in the Intercreditor Agreement), any obligation of any Grantor hereunder with respect to the delivery or control of any Collateral that constitutes Indenture Priority Collateral (as defined in the Intercreditor Agreement) shall be deemed to be satisfied if the Grantor delivers or provides control of such Indenture Priority Collateral to the Indenture Agent (as defined in the Intercreditor Agreement) in accordance with the requirements of the corresponding provision of the applicable Indenture Document (as defined in the Intercreditor Agreement).
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     IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	CPM HOLDINGS, INC.
a Delaware corporation

	By:	/s/ Douglas Ostrich

	Name:	Douglas Ostrich

	Title:	Chief Financial Officer

CPM ACQUISITION CORP.
a Delaware corporation

	By:	/s/ Douglas Ostrich

	Name:	Douglas Ostrich

	Title:	Chief Financial Officer

CROWN ACQUISITION CORP.
a Delaware corporation

	By:	/s/ Douglas Ostrich

	Name:	Douglas Ostrich

	Title:	Chief Financial Officer

CPM WOLVERINE PROCTOR, LLC
a Delaware limited liability company

	By:	/s/ Douglas Ostrich

	Name:	Douglas Ostrich

	Title:	Manager

CROWN IRON WORKS COMPANY
a Delaware corporation

	By:	/s/ Douglas Ostrich

	Name:	Douglas Ostrich

	Title:	Chief Financial Officer

CROWN BIOFUELS, LLC
a Minnesota limited liability company

By:	/s/ Douglas Ostrich

Name:	Douglas Ostrich

Title:	Chief Financial Officer

CPM SA LLC
a Delaware limited liability company

By:	/s/ Douglas Ostrich

Name:	Douglas Ostrich

Title:	Authorized Signatory

ADMINISTRATIVE AGENT:	HARRIS N.A.
as Administrative Agent

	By:	/s/ Craig Thistlethwaite

	Name:	Craig Thistlethwaite
	Title:	Director

EXHIBIT A
FORM OF SUPPLEMENT
     Supplement No. _____ (this “Supplement”), dated as of ________________, _____, to the Security Agreement, dated as of November __, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by each of the parties listed on the signature pages thereto and those additional entities that thereafter become grantors thereunder (collectively, jointly and severally, the “Grantors” and each, individually, a “Grantor”) and HARRIS N.A., in its capacity as administrative agent, for the benefit of itself and the ratable benefit of the Secured Parties (together with its successors and assigns in such capacity, the “Administrative Agent”).
WITNESSETH:
     WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among CPM Acquisition Corp., CPM Wolverine Proctor, LLC, and Crown Iron Works Company (each, a “Borrower” and collectively, the “Borrowers”), the guarantors party thereto, the lenders party thereto as “Lenders” (“Lenders”), and Administrative Agent, the Lenders is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and
     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Credit Agreement, as applicable; and
     WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lenders to make certain financial accommodations to Borrowers; and
     WHEREAS, pursuant to Section 4.6 of the Credit Agreement, new Domestic Subsidiaries of the Company and its Subsidiaries, must execute and deliver to the Administrative Agent certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties;
     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:
     1. In accordance with Section 27 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties

Exhibit A – Page 1

made by it as a “Grantor” thereunder are true and correct on and as of the date hereof in all material respects. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, a continuing security interest in and security title to all assets of such New Grantor including, all property of the type described in Section 2 of the Security Agreement (including the exceptions listed therein) to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.
     2. Each New Grantor represents and warrants to the Administrative Agent and the Secured Parties that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.
     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
     5. This Supplement shall be construed in accordance with and governed by the laws of the State of Illinois, without regard to the conflict of laws principles thereof.
     6. In acting under this Supplement, the Administrative Agent shall have all of the rights, protections and immunities given to it in the Security Agreement, all of which are incorporated by reference herein, mutatis mutandis.
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Exhibit A – Page 2

     IN WITNESS WHEREOF, each New Grantor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	[Name of New Grantor]:

By:

Name:

Title:

ADMINISTRATIVE AGENT:	HARRIS N.A., as Administrative Agent:

By:

Name:

Title:

Exhibit A – Page 3

EXHIBIT B
COPYRIGHT SECURITY AGREEMENT
     This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”), dated as of November __, 2009, by and among the GRANTORS (as defined below) and HARRIS N.A., in its capacity as administrative agent, for the benefit of itself and the ratable benefit of the Secured Parties (together with its successors and assigns in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among CPM Acquisition Corp., CPM Wolverine Proctor, LLC, and Crown Iron Works Company (each, a “Borrower” and collectively, the “Borrowers”), the guarantors party thereto, the lenders party thereto as “Lenders” (“Lenders”), and Administrative Agent, the Lenders are willing to make certain financial accommodations available to Borrowers pursuant to the terms and conditions thereof; and
     WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Administrative Agent, for the benefit of the Secured Parties, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Administrative Agent, for the benefit of the Secured Parties, this Copyright Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
     1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.
     2. Grant Of Security Interest In Copyright Collateral. Each Grantor hereby grants to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, a continuing first priority security interest (subject to Indenture Obligations and any Permitted Liens that are given priority by law) in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

Exhibit B – Page 1

     (a) all of such Grantor’s Copyrights and rights in and to Copyright Licenses to which it is a party, in each case, including but not limited to those referred to on Schedule I hereto;
     (b) all renewals or extensions of the foregoing; and
     (c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.
     3. Security For Obligations. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Grantors, or any of them, to the Administrative Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. Security Agreement. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein, and in the event of any conflict between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.
     5. Authorization To Supplement. The Grantors shall give the Administrative Agent prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof in accordance with the Security Agreement. Grantors hereby authorize the Administrative Agent unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Administrative Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
     6. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by

Exhibit B – Page 2

facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.
     7. Construction. Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
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Exhibit B – Page 3

     IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	CPM HOLDINGS, INC.
a Delaware corporation

By:

Name:

Title:

CPM ACQUISITION CORP.
a Delaware corporation

By:

Name:

Title:

CROWN ACQUISITION CORP.
a Delaware corporation

By:

Name:

Title:

CPM WOLVERINE PROCTOR, LLC
a Delaware limited liability company

By:

Name:

Title:

CROWN IRON WORKS COMPANY
a Delaware corporation

By:

Name:

Title:

Exhibit B – Page 4

CROWN BIOFUELS, LLC
a Minnesota limited liability company

By:

Name:

Title:

CPM SA LLC
a Delaware limited liability company

By:

Name:

Title:

ACCEPTED AND ACKNOWLEDGED BY:	HARRIS N.A. as Administrative Agent

By:

Name:

Title:

Exhibit B – Page 5

SCHEDULE I
TO
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT COLLATERAL

Registration
Grantor	Country	Copyright	No.	Registration Date

Copyright Licenses

Exhibit B – Page 6

EXHIBIT C
PATENT SECURITY AGREEMENT
     This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”), dated as of November __, 2009, by and among the GRANTORS (as defined below) and HARRIS N.A., in its capacity as administrative agent, for the benefit of itself and the ratable benefit of the Secured Parties (together with its successors and assigns in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among CPM Acquisition Corp., CPM Wolverine Proctor, LLC, and Crown Iron Works Company (each, a “Borrower” and collectively, the “Borrowers”), the guarantors party thereto, the lenders party thereto as “Lenders” (“Lenders”), and Administrative Agent, the Lenders are willing to make certain financial accommodations available to Borrowers pursuant to the terms and conditions thereof; and
     WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Administrative Agent, for the benefit of the Secured Parties, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Administrative Agent, for the benefit of the Secured Parties, this Patent Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
     1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.
     2. Grant Of Security Interest In Patent Collateral. Each Grantor hereby grants to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, a continuing first priority security interest (subject to Indenture Obligations and any Permitted Liens that are given priority by law) in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):
     (a) all of such Grantor’s Patents and rights in and to Patent Licenses to which it is a party, in each case, including but not limited to those referred to on Schedule I hereto;

Exhibit C – Page 1

     (b) all reissues, continuations, continuations-in-part, substitutions, extensions or renewals of, and improvements on, of the foregoing; and
     (c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.
     3. Security For Obligations. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Grantors, or any of them, to the Administrative Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. Security Agreement. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein, and in the event of any conflict between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.
     5. Authorization To Supplement. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to the Administrative Agent with respect to any such new patent rights in accordance with the Security Agreement. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize the Administrative Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Administrative Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
     6. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

Exhibit C – Page 2

     7. Construction. Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
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Exhibit C – Page 3

     IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	CPM HOLDINGS, INC.
a Delaware corporation

By:

Name:

Title:

CPM ACQUISITION CORP.
a Delaware corporation

By:

Name:

Title:

CROWN ACQUISITION CORP.
a Delaware corporation

By:

Name:

Title:

CPM WOLVERINE PROCTOR, LLC
a Delaware limited liability company

By:

Name:

Title:

CROWN IRON WORKS COMPANY
a Delaware corporation

By:

Name:

Exhibit C – Page 4

Title:

CROWN BIOFUELS, LLC
a Minnesota limited liability company

By:

Name:

Title:

CPM SA LLC
a Delaware limited liability company

By:

Name:

Title:

ACCEPTED AND ACKNOWLEDGED BY:	HARRIS N.A. as Administrative Agent

By:

Name:

Title:

Exhibit C – Page 5

SCHEDULE I
TO
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS/APPLICATIONS

Patent
Grantor	Country	Number	Title	Filing Date	Filing Status

Patents Not Currently In Use
Patent Licenses

Exhibit C – Page 6

EXHIBIT D
PLEDGED COLLATERAL ADDENDUM
     This Pledged Collateral Addendum, dated as of __________ __, ____ is delivered pursuant to Section 5(a)(ii) of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Collateral Addendum may be attached to that certain Security Agreement, dated as of November __, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to Harris N.A., as the Administrative Agent. Initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Security Agreement or the Credit Agreement, as applicable. The undersigned hereby agrees that the additional Collateral listed on this Pledged Collateral Addendum as set forth in the Schedule attached hereto shall be and become part of the Pledged Collateral pledged by the undersigned to the Administrative Agent in the Security Agreement with the same force and effect as if originally named therein.
     The undersigned hereby certifies that the representations and warranties set forth in Section 6 of the Security Agreement of the undersigned are true and correct as to the Pledged Collateral listed herein on and as of the date hereof.

[ ____________________ ]

By:

Name:

Title:

Exhibit D – Page 1

SCHEDULE
TO
PLEDGED COLLATERAL ADDENDUM
PLEDGED SHARES:

Name of
Name of	Pledged	Number of	Class of	Percentage of
Pledgor	Company	Shares/Units	Interests	Class Owned	Certificate No.

PLEDGED DEBT:

Original Principal
Name of Pledgor	Name of Maker	Description	Amount

Exhibit D – Page 2

EXHIBIT E
TRADEMARK SECURITY AGREEMENT
     This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”), dated as of November __, 2009, by and among the GRANTORS (as defined below) and HARRIS N.A., in its capacity as administrative agent, for the benefit of itself and the ratable benefit of the Secured Parties (together with its successors and assigns in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among CPM Acquisition Corp., CPM Wolverine Proctor, LLC, and Crown Iron Works Company (each, a “Borrower” and collectively, the “Borrowers”), the guarantors party thereto, the lenders party thereto as “Lenders” (“Lenders”), and Administrative Agent, the Lenders are willing to make certain financial accommodations available to Borrowers pursuant to the terms and conditions thereof; and
     WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Administrative Agent, for the benefit of the Secured Parties, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Administrative Agent, for the benefit of the Secured Parties, this Trademark Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
     1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.
     2. Grant Of Security Interest In Trademark Collateral. Each Grantor hereby grants to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, a continuing first priority security interest (subject to Indenture Obligations and any Permitted Liens that are given priority by law) in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):
     (a) all of its Trademarks and rights in and to Trademark Licenses to which it is a party, in each case, including but not limited to those referred to on Schedule I hereto;

Exhibit E – Page 1

     (b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;
     (c) all extensions, modifications or renewals of the foregoing;
     (d) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and
     (e) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.
     3. Security For Obligations. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Grantors, or any of them, to the Administrative Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. Security Agreement. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to the Administrative Agent, for the benefit of itself and the ratable benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein, and in the event of any conflict between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.
     5. Authorization To Supplement. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to the Administrative Agent with respect to any such new trademarks or renewal or extension of any trademark registration in accordance with the Security Agreement. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize the Administrative Agent to unilaterally modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Administrative Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

Exhibit E – Page 2

     6. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.
     7. Construction. Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
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Exhibit E – Page 3

     IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	CPM HOLDINGS, INC.
a Delaware corporation

By:

Name:

Title:

CPM ACQUISITION CORP.
a Delaware corporation

By:

Name:

Title:

CROWN ACQUISITION CORP.
a Delaware corporation

By:

Name:

Title:

CPM WOLVERINE PROCTOR, LLC
a Delaware limited liability company

By:

Name:

Title:

CROWN IRON WORKS COMPANY
a Delaware corporation

By:

Name:

Title:

Exhibit E – Page 4

CROWN BIOFUELS, LLC
a Minnesota limited liability company

By:

Name:

Title:

CPM SA LLC
a Delaware limited liability company

By:

Name:

Title:

ACCEPTED AND ACKNOWLEDGED BY:	HARRIS N.A. as Administrative Agent

By:

Name:

Title:

Exhibit E – Page 5

SCHEDULE I
TO
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS/APPLICATIONS

Application/
Grantor	Country	Mark	Registration No.	App/Reg Date

Trade Names
Common Law Trademarks
Trademarks Not Currently In Use
Trademark Licenses

Exhibit E – Page 6